UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2017 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 7.01 Regulation FD Disclosure
On May 8, 2017, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On May 8, 2017, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
Final voting results on matters properly brought before the annual meeting of shareholders held on May 6, 2017, are set forth below:
Total Outstanding Shares as of Record Date:        164,815,425
Shares Represented at Meeting:            147,871,823

Proposal 1—Election of Directors

	For	Against	Abstain	Broker Nonvotes
William F. Bahl	117,006,137	10,808,181	641,155	19,416,350
Gregory T. Bier	126,624,066	1,207,347	624,058	19,416,352
Linda W. Clement-Holmes	126,250,739	1,569,421	635,312	19,416,351
Dirk J. Debbink	127,424,560	383,377	647,534	19,416,352
Steven J. Johnston	126,634,330	1,258,158	562,982	19,416,353
Kenneth C. Lichtendahl	118,039,692	9,777,216	638,564	19,416,351
W. Rodney McMullen	117,458,771	10,405,280	591,419	19,416,353
David P. Osborn	127,450,663	366,530	638,278	19,416,352
Gretchen W. Price	124,762,674	3,028,775	664,023	19,416,351
Thomas R. Schiff	124,385,082	3,464,739	605,651	19,416,351
Douglas S. Skidmore	124,915,588	2,902,875	637,008	19,416,352
Kenneth W. Stecher	125,133,412	2,749,970	572,090	19,416,351
John F. Steele, Jr.	126,341,754	1,484,890	628,829	19,416,350
Larry R. Webb	125,195,704	2,617,702	642,064	19,416,353

Proposal 2—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2017

For	Against	Abstain
145,325,341	1,643,790	902,692

Proposal 3 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Nonvotes
124,987,070	2,297,287	1,170,403	19,417,063

Proposal 4 —Select Frequency of Future Votes for Compensation for Named Executive Officers

One-Year	Two-Years	Three-Years	Abstain	Broker Nonvotes
115,783,775	180,595	11,472,007	1,018,877	19,416,569

This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1– News release dated May 8, 2017, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”

Exhibit 99.2– News release dated May 8, 2017, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 10, 2017	/s/Lisa A. Love
Lisa A. Love, Esq.
Senior Vice President, General Counsel and Corporate Secretary